Exhibit 10.2
AMENDMENT NUMBER ONE TO
2009 AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT
This AMENDMENT NUMBER ONE TO 2009 AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT (this “Amendment”), dated as of February 23, 2010, by and among THERMADYNE INDUSTRIES, INC., a Delaware corporation (“Industries”), THERMAL DYNAMICS CORPORATION, a Delaware corporation (“Dynamics”), VICTOR EQUIPMENT COMPANY, a Delaware corporation (“Victor”), C & G MERGER CO., an Illinois corporation (“C & G”), STOODY COMPANY, a Delaware corporation (“Stoody”), THERMADYNE INTERNATIONAL CORP., a Delaware corporation (“International”, and collectively with Stoody, C & G, Victor, Dynamics and Industries, the “Borrowers”), the Guarantors party hereto, REGIONS BANK, as Administrative Agent, Collateral Agent and Funding Agent (“Agent”) and the Persons signatory hereto as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Article I of the Credit Agreement (as hereinafter defined).
WHEREAS, the Borrowers, the Guarantors, Agent and Lenders have entered into that certain 2009 Amended and Restated Second Lien Credit Agreement dated as of August 14, 2009 (as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers and the Guarantors have requested that Agent and Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:
(a) Article I of the Credit Agreement is hereby amended by inserting the following definitions or, if contained therein, amending and restating such definitions to read in their entirety as follows:
““Amendment Number One” means that certain Amendment Number One to 2009 Amended and Restated Second Lien Credit Agreement entered into as of February 23, 2010 among the Borrowers, the other Credit Parties, the Agent and the Lenders signatory thereto.”
““Amendment Number One Effective Date” means the date on which the Amendment Number One becomes effective.”
Amendment Number One

““Capital Expenditures” means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP.”
““Outstanding Foreign Investment Amount” has the meaning ascribed to it in subsection 6.02(i) of the Credit Agreement.”
(b) Subsection 6.02(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(i) any Borrower may (x) make investments in, or create, any wholly-owned Foreign Subsidiary and (y) make investments in other foreign Persons; provided that:
(1) the aggregate amount of such foreign investments funded after the Amendment Number One Effective Date permitted by clause (x) and clause (y) of this subsection 6.02(i) outstanding from time to time, exclusive of investments permitted by subsection 6.02(k), (the “Outstanding Foreign Investment Amount”) shall not exceed $10,000,000; provided that when calculating the Outstanding Foreign Investment Amount at any point in time, the amount of such investments shall be reduced by the total of the amounts repatriated on and after the after the Amendment Number One Effective Date to any Borrower on account of such investments made in wholly-owned Foreign Subsidiaries, even if such reduction reduces the Outstanding Foreign Investment Amount to less than $0;
(2) the aggregate amount of such foreign investments permitted by clause (y) of this subsection 6.02(i) funded after the Amendment Number One Effective Date shall not exceed $3,000,000;
(3) if, at the time of any such proposed investment, (A) an Event of Default has occurred and is continuing and (B) the Outstanding Foreign Investment Amount exceeds $5,000,000 or would exceed $5,000,000 after giving effect to such proposed investment, such proposed investment shall be subject to the prior approval of Agent acting in its sole discretion;
(4) 65% of the stock of any such direct Foreign Subsidiary (except in that in the case of the Australian Collateral Party, 100% of such stock) shall be pledged to secure the Obligations; and
(5) Borrowers shall, concurrently with the delivery of financial statements for each Fiscal Month, deliver to Agent a summary of foreign investments in Foreign Subsidiaries and other Persons, net of repatriations;”
2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Credit Parties represent and warrant to each of the Lenders and the Agent, that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.
Amendment Number One

3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the “Amendment Number One Effective Date”) on which the Agent shall have received:
(a) execution and delivery of this Amendment by Agent, the Lenders and Credit Parties;
(b) execution and delivery of an amendment to the First Lien Credit Agreement by each of the parties thereto; and
(c) payment in full of all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment, as provided in Section 9.05(a) of the Credit Agreement.
4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.
Amendment Number One

6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
8. Reaffirmation. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment, and affirms and confirms its guarantee of the Obligations and, if applicable, the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant of security interest continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement, as amended hereby, and the other Loan Documents.
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Amendment Number One

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

THERMADYNE INDUSTRIES, INC.,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

THERMAL DYNAMICS CORPORATION,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

VICTOR EQUIPMENT COMPANY,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

C & G MERGER CO.,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

STOODY COMPANY,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

Signature Page to
Amendment Number One

THERMADYNE INTERNATIONAL CORP.,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

THERMADYNE HOLDINGS CORPORATION,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

C&G SYSTEMS HOLDING, INC.,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

CIGWELD PTY LTD.,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

THERMADYNE AUSTRALIA PTY LTD.,
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

Signature Page to
Amendment Number One

REGIONS BANK, individually, and as Administrative Agent, Collateral Agent and Funding Agent
By:	/s/ Eric J. Knoll
	Name:	Eric J. Knoll
	Title:	Vice President

Signature Page to
Amendment Number One

NORTHWOODS CAPITAL IV, LIMITED

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bradley Pattelli
Name: Bradley Pattelli
Title: Managing Director

NORTHWOODS CAPITAL V, LIMITED

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bradley Pattelli

Name: Bradley Pattelli
Title: Managing Director

NORTHWOODS CAPITAL VI, LIMITED

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bradley Pattelli

Name: Bradley Pattelli
Title: Managing Director

NORTHWOODS CAPITAL VII, LIMITED

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bradley Pattelli

Name: Bradley Pattelli
Title: Managing Director
Signature Page to
Amendment Number One

NORTHWOODS CAPITAL VIII, LIMITED

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bradley Pattelli

Name: Bradley Pattelli
Title: Managing Director

JRG REINSURANCE COMPANY, LTD.

By: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Bradley Pattelli

Name: Bradley Pattelli
Title: Managing Director

AG GLOBAL DEBT STRATEGY PARTNERS, L.P.

By: Angelo, Gordon & Co., L.P., its Fund Adviser

By:	/s/ Bradley Pattelli

Name: Bradley Pattelli
Title: Managing Director

SUMMER HILL FIXED INCOME AG, LLC

By: Angelo, Gordon & Co., L.P., its Investment Manager

By:	/s/ Bradley Pattelli

Name: Bradley Pattelli
Title: Managing Director
Signature Page to
Amendment Number One

AG DIVERSIFIED CREDIT STRATEGIES MASTER, L.P.

By: AG Diversified Credit Strategies GP, LLC, its General Partner

By: Angelo, Gordon & Co., L.P., its Manager

By:	/s/ Bradley Pattelli
Name: Bradley Pattelli
Title: Managing Director
Signature Page to
Amendment Number One